Exhibit 10.1

OMNIBUS ADDENDUM

OMNIBUS ADDENDUM (the “Addendum”), dated as of May 12, 2009, to the various Terms Documents listed on Schedule A (collectively, the “Class A Terms Documents”), Schedule B (collectively, the “Class B Terms Documents”) and Schedule C (collectively, the “Class C Terms Documents” and together with the Class A Terms Documents and the Class B Terms Documents, the “Terms Documents”) attached hereto, which are supplemental to the Third Amended and Restated Indenture, dated as of December 19, 2007 (the “Indenture”), as supplemented by the Second Amended and Restated Asset Pool One Supplement, dated as of December 19, 2007 (the “Asset Pool One Supplement”), and as further supplemented by the Amended and Restated CHASEseries Indenture Supplement, dated as of October 15, 2004 (the “Indenture Supplement”), by and between Chase Issuance Trust, as Issuing Entity (the “Issuing Entity”), and Wells Fargo Bank, National Association (“Wells Fargo”), as Indenture Trustee (in such capacity, the “Indenture Trustee”) and Collateral Agent (in such capacity, the “Collateral Agent”).

W I T N E S S E T H

WHEREAS, the CHASEseries of notes is a multi-tranche Series that may be issued in three Classes, the first of which are the “CHASEseries Class A Notes,” which notes shall belong to Class A; the second of which are the “CHASEseries Class B Notes,” which notes shall belong to Class B; the third of which are the “CHASEseries Class C Notes,” which notes shall belong to Class C; and each Class of CHASEseries Notes may consist of one or more Tranches;

WHEREAS, pursuant to each of the Class A Terms Documents, the Issuing Entity may change the percentages or the formulas for determining the Class A Required Subordinated Amount of Class B Notes and Class A Required Subordinated Amount of Class C Notes respectively set forth therein without the consent of any Noteholder so long as the Issuing Entity has (i) received written confirmation from each Note Rating Agency that has rated any Outstanding Notes that the change in either of such percentages or formulas, as applicable, will not result in a Ratings Effect with respect to any Outstanding Notes and (ii) delivered to the Indenture Trustee and the Note Rating Agencies a Master Trust Tax Opinion and an Issuing Entity Tax Opinion;

WHEREAS, the Indenture Trustee and each Note Rating Agency has received a Master Trust Tax Opinion and an Issuing Entity Tax Opinion; and the Issuing Entity has received written confirmation from each Note Rating Agency that has rated any Outstanding Notes that the change in the percentage for determining the Class A Required Subordinated Amount of Class B Notes and the Class A Required Subordinated Amount of Class C Notes will not result in a Ratings Effect with respect to any Outstanding Notes;

WHEREAS, pursuant to each of the Class B Terms Documents, the Issuing Entity may change the percentage or the formula for determining the Class B Required Subordinated Amount of Class C Notes set forth therein, without the consent of any Noteholder so long as the Issuing Entity has (i) received written confirmation from each Note Rating Agency that has rated any Outstanding Notes that the change in such percentage or formula will not result in a Ratings Effect with respect to any Outstanding Notes and (ii) delivered to the Indenture Trustee and the Note Rating Agencies a Master Trust Tax Opinion and an Issuing Entity Tax Opinion;

WHEREAS, the Indenture Trustee and each Note Rating Agency has received a Master Trust Tax Opinion and an Issuing Entity Tax Opinion; and the Issuing Entity has received written confirmation from each Note Rating Agency that has rated any Outstanding Notes that the change in the percentage for determining the Class B Required Subordinated Amount of Class C Notes will not result in a Ratings Effect with respect to any Outstanding Notes;

WHEREAS, pursuant to each of the Class C Terms Documents, the Issuing Entity may change the percentage and methodology set forth therein for calculating the amount targeted to be on deposit in the Class C Reserve Sub-Account for the Class C Notes without the consent of any Noteholder so long as the Issuing Entity has (i) received written confirmation from each Note Rating Agency that has rated any Outstanding Notes of the CHASEseries that the change in such percentage or formula will not result in a Ratings Effect with respect to any Outstanding Notes and (ii) delivered to the Indenture Trustee and the Note Rating Agencies a Master Trust Tax Opinion and an Issuing Entity Tax Opinion;

WHEREAS, the Indenture Trustee and each Note Rating Agency has received a Master Trust Tax Opinion and an Issuing Entity Tax Opinion; and the Issuing Entity has received written confirmation from each Note Rating Agency that has rated any Outstanding Notes of the CHASEseries that the change in the Class C Reserve

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Account Percentage will not result in a Ratings Effect with respect to any Outstanding Notes; and

WHEREAS, all other conditions precedent to the execution of this Addendum have been complied with;

NOW, THEREFORE, it is hereby agreed by and among the parties hereto in the manner set forth below.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Terms Documents, or if not therein, the Indenture, the Indenture Supplement or the Asset Pool One Supplement.

SECTION 1. Modification to the Class A Terms Documents.

(a) The percentage specified to determine the Class A Required Subordinated Amount of Class B Notes in each Class A Terms Document is hereby increased from 6.49718% to 8.13953%.

(b) The percentage specified to determine the Class A Required Subordinated Amount of Class C Notes in each Class A Terms Document is hereby increased from 6.49718% to 8.13953%.

SECTION 2. Modification to the Class B Terms Documents. The percentage specified to determine the Class B Required Subordinated Amount of Class C Notes in each Class B Terms Document is hereby increased from 6.10080% to 7.52688%.

SECTION 3. Modification to the Class C Terms Documents. The defined term for Class C Reserve Account Percentage in each Class C Terms Document is hereby modified to read in its entirety as follows:

“Class C Reserve Account Percentage” means, for any Monthly Period, (i) 1.50%, if the Quarterly Excess Spread Percentage for such Monthly Period is greater than or equal to 4.50%, (ii) 2.50%, if the Quarterly Excess Spread Percentage for such Monthly Period is less than 4.50% and greater than or equal to 4.00%, (iii) 3.00%, if the Quarterly Excess Spread Percentage for such Monthly Period is less than 4.00% and greater than or equal to 3.50%, (iv) 4.00%,

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if the Quarterly Excess Spread Percentage for such Monthly Period is less than 3.50% and greater than or equal to 3.00%, (v) 5.50%, if the Quarterly Excess Spread Percentage for such Monthly Period is less than 3.00% and greater than or equal to 2.50%, (vi) 6.50%, if the Quarterly Excess Spread Percentage for such Monthly Period is less than 2.50% and greater than or equal to 2.00% and (vii) 7.00%, if the Quarterly Excess Spread Percentage for such Monthly Period is less than 2.00%.

SECTION 4. Ratification of the Terms Documents. As modified by this Addendum, the Terms Documents are in all respects ratified and confirmed, and the Terms Documents, as so modified by this Addendum shall be read, taken and construed as one and the same instrument.

SECTION 5. Severability. If any one or more of the covenants, agreements, provisions, terms or portions of this Addendum shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, terms or portions of this Addendum shall be deemed severable from the remaining covenants, agreements, provisions, terms or portions of this Addendum and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions, terms or portions of this Addendum.

SECTION 6. Counterparts. This Addendum may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute one and the same instrument.

SECTION 7. Headings. The headings of the several paragraphs of this Addendum are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Addendum.

SECTION 8. Waiver of Conditions. By executing this Addendum, the parties hereto waive any other conditions under the Terms Documents which are required to enter into this Addendum and the transactions contemplated hereby, including without limitation any requirement for prior written notice.

SECTION 9. GOVERNING LAW. THIS ADDENDUM SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE

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PARTIES UNDER THIS ADDENDUM SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

CHASE ISSUANCE TRUST,
as Issuing Entity

By:	CHASE BANK USA, NATIONAL ASSOCIATION,
as Beneficiary and not in its individual capacity

By:	/s/ Keith W. Schuck
Name:	Keith W. Schuck
Title:	President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Indenture Trustee and as Collateral Agent and not in its individual capacity

By:	/s/ Cheryl Zimmerman
Name:	Cheryl Zimmerman
Title:	Vice President

Acknowledged and Accepted:

CHASE BANK USA, NATIONAL ASSOCIATION,
as Sponsor, Depositor, Originator, Administrator and Servicer

By:	/s/ Keith W. Schuck
Name:	Keith W. Schuck
Title:	President

Omnibus Addendum

Signature Page

Schedule A

CHASEseries

Class A

1.	Class A(2002-6) Terms Document, dated as of November 8, 2002, to the Third Amended and Restated Indenture, dated as of December 19, 2007 (the “Indenture”), as supplemented by the Second Amended and Restated Asset Pool One Supplement, dated as of December 19, 2007 (the “Asset Pool One Supplement”), and as further supplemented by the Amended and Restated CHASEseries Indenture Supplement, dated as of October 15, 2004 (the “Indenture Supplement”), by and between Chase Issuance Trust, as Issuing Entity (the “Issuing Entity”), and Wells Fargo Bank, National Association (“Wells Fargo”), as Indenture Trustee (in such capacity, the “Indenture Trustee”) and Collateral Agent (in such capacity, the “Collateral Agent”).

2.	Class A(2003-4) Terms Document, dated as of May 22, 2003, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

3.	Class A(2003-8) Terms Document, dated as of September 16, 2003, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

4.	Class A(2004-3) Terms Document, dated as of May 12, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

5.	Class A(2004-5) Terms Document, dated as of August 4, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

6.	Class A(2004-5) Terms Document (Re-Opening), dated as of August 9, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

7.	Class A(2004-6) Terms Document, dated as of August 31, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

8.	Class A(2004-7) Terms Document, dated as of September 21, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

9.	Class A(2004-8) Terms Document, dated as of November 4, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

10.	Class A(2005-2) Terms Document, dated as of May 4, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

11.	Class A(2005-4) Terms Document, dated as of May 31, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

12.	Class A(2005-5) Terms Document, dated as of June 29, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

13.	Class A(2005-6) Terms Document, dated as of August 2, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

14.	Class A(2005-7) Terms Document, dated as of August 10, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

15.	Class A(2005-8) Terms Document, dated as of August 25, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

16.	Class A(2005-9) Terms Document, dated as of September 20, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

17.	Class A(2005-10) Terms Document, dated as of October 17, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

18.	Class A(2005-11) Terms Document, dated as of November 3, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

19.	Class A(2005-13) Terms Document, dated as of December 20, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

20.	Class A(2006-1) Terms Document, dated as of February 16, 2006, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

21.	Class A(2006-1) Terms Document (Re-Opening), dated as of February 28, 2006, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

22.	Class A(2006-2) Terms Document, dated as of February 22, 2006, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

23.	Class A(2006-3) Terms Document, dated as of May 15, 2006, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

24.	Class A(2006-4) Terms Document, dated as of August 29, 2006, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

25.	Class A(2006-5) Terms Document, dated as of October 2, 2006, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

26.	Class A(2006-6) Terms Document, dated as of October 30, 2006, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

27.	Class A(2006-7) Terms Document, dated as of December 18, 2006, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

28.	Class A(2006-8) Terms Document, dated as of December 18, 2006, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

29.	Class A(2007-1) Terms Document, dated as of January 25, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

30.	Class A(2007-2) Terms Document, dated as of February 21, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

31.	Class A(2007-3) Terms Document, dated as of February 15, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

32.	Class A(2007-4) Terms Document, dated as of February 22, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

33.	Class A(2007-5) Terms Document, dated as of April 11, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

34.	Class A(2007-5) Terms Document (Re-Opening), dated as of April 26, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

35.	Class A(2007-5) Terms Document (Re-Opening), dated as of May 22, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

36.	Class A(2007-6) Terms Document, dated as of April 26, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

37.	Class A(2007-7) Terms Document, dated as of May 9, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

38.	Class A(2007-8) Terms Document, dated as of May 30, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

39.	Class A(2007-9) Terms Document, dated as of June 15, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

40.	Class A(2007-10) Terms Document, dated as of June 29, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

41.	Class A(2007-11) Terms Document, dated as of July 19, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

42.	Class A(2007-12) Terms Document, dated as of August 1, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

43.	Class A(2007-13) Terms Document, dated as of July 26, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

44.	Class A(2007-14) Terms Document, dated as of September 27, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

45.	Class A(2007-14) Terms Document (Re-Opening), dated as of October 15, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

46.	Class A(2007-15) Terms Document, dated as of October 3, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

47.	Class A(2007-16) Terms Document, dated as of October 9, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

48.	Class A(2007-16) Terms Document (Re-Opening), dated as of October 31, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

49.	Class A(2007-17) Terms Document, dated as of October 15, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

50.	Class A(2007-18) Terms Document, dated as of October 31, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

51.	Class A(2008-1) Terms Document, dated as of January 28, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

52.	Class A(2008-2) Terms Document, dated as of February 20, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

53.	Class A(2008-3) Terms Document, dated as of March 17, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

54.	Class A(2008-3) Terms Document (Re-Opening), dated as of April 1, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

55.	Class A(2008-4) Terms Document, dated as of April 2, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

56.	Class A(2008-5) Terms Document, dated as of April 3, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

57.	Class A(2008-6) Terms Document, dated as of May 15, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

58.	Class A(2008-7) Terms Document, dated as of May 16, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

59.	Class A(2008-8) Terms Document, dated as of May 16, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

60.	Class A(2008-9) Terms Document, dated as of May 30, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

61.	Class A(2008-10) Terms Document, dated as of June 13, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

62.	Class A(2008-11) Terms Document, dated as of July 30, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

63.	Class A(2008-12) Terms Document, dated as of August 15, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

64.	Class A(2008-13) Terms Document, dated as of September 16, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

65.	Class A(2008-14) Terms Document, dated as of September 30, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

66.	Class A(2008-15) Terms Document, dated as of September 29, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

67.	Class A(2009-1) Terms Document, dated as of January 26, 2009, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

Schedule B

CHASEseries

Class B

1.	Class B(2004-1) Terms Document, dated as of August 4, 2004, to the Third Amended and Restated Indenture, dated as of December 19, 2007 (the “Indenture”), as supplemented by the Second Amended and Restated Asset Pool One Supplement, dated as of December 19, 2007 (the “Asset Pool One Supplement”), and as further supplemented by the Amended and Restated CHASEseries Indenture Supplement, dated as of October 15, 2004 (the “Indenture Supplement”), by and between Chase Issuance Trust, as Issuing Entity (the “Issuing Entity”), and Wells Fargo Bank, National Association (“Wells Fargo”), as Indenture Trustee (in such capacity, the “Indenture Trustee”) and Collateral Agent (in such capacity, the “Collateral Agent”).

2.	Class B(2004-2) Terms Document, dated as of August 17, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

3.	Class B(2005-3) Terms Document, dated as of September 14, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

4.	Class B(2005-4) Terms Document, dated as of October 28, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

5.	Class B(2005-5) Terms Document, dated as of October 28, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

6.	Class B(2006-1) Terms Document, dated as of February 28, 2006, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

7.	Class B(2006-2) Terms Document, dated as of August 29, 2006, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

8.	Class B(2007-1) Terms Document, dated as of February 21, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further

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supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

9.	Class B(2008-1) Terms Document, dated as of June 16, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

10.	Class B(2008-2) Terms Document, dated as of August 27, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

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Schedule C

CHASEseries

Class C

1.	Class C(2003-3) Terms Document, dated as of June 18, 2003, to the Third Amended and Restated Indenture, dated as of December 19, 2007 (the “Indenture”), as supplemented by the Second Amended and Restated Asset Pool One Supplement, dated as of December 19, 2007 (the “Asset Pool One Supplement”), and as further supplemented by the Amended and Restated CHASEseries Indenture Supplement, dated as of October 15, 2004 (the “Indenture Supplement”), by and between Chase Issuance Trust, as Issuing Entity (the “Issuing Entity”), and Wells Fargo Bank, National Association (“Wells Fargo”), as Indenture Trustee (in such capacity, the “Indenture Trustee”) and Collateral Agent (in such capacity, the “Collateral Agent”).

2.	Class C(2004-2) Terms Document, dated as of June 30, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

3.	Class C(2004-3) Terms Document, dated as of November 9, 2004, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

4.	Class C(2005-1) Terms Document, dated as of March 17, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

5.	Class C(2005-2) Terms Document, dated as of May 19, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

6.	Class C(2005-3) Terms Document, dated as of October 6, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

7.	Class C(2005-4) Terms Document, dated as of November 16, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

8.	Class C(2006-1) Terms Document, dated as of January 26, 2006, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented

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by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

9.	Class C(2006-2) Terms Document, dated as of February 16, 2006, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

10.	Class C(2006-4) Terms Document, dated as of November 28, 2006, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

11.	Class C(2007-1) Terms Document, dated as of February 21, 2007, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

12.	Class C(2008-1) Terms Document, dated as of April 1, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

13.	Class C(2008-2) Terms Document, dated as of May 19, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

14.	Class C(2008-3) Terms Document, dated as of June 16, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

15.	Class C(2009-1) Terms Document, dated as of March 13, 2009, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

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